UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 1, 2012
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
40 South Main Street, Memphis, TN	38103
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On April 1, 2012, Pinnacle Airlines Corp. (“Pinnacle”) and its Colgan Air, Inc., Mesaba Aviation, Inc., Pinnacle Airlines, Inc. and Pinnacle East Coast Operations Inc. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case Nos. 12-11343, 12-11344, 12-11345, 12-11346 and 12-11342, respectively).  The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

A copy of the press release the Company issued to announce the filing is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

Exhibit Number	Description

99.1	Press Release issued by Pinnacle Airlines Corp. dated April 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Brian T. Hunt
Brian T. Hunt
Vice President and General Counsel
April 2, 2012